================================================================================
                                 FMC SELECT FUND

                                  ANNUAL REPORT
                                OCTOBER 31, 2002


ADVISED BY:
FIRST MANHATTAN CO.
================================================================================

MANAGER'S DISCUSSION OF FUND PERFORMANCE

Dear Shareholder:

The FMC Select Fund (the "Fund") had a total return of 1.21% for the year ended October 31, 2002. The Fund outperformed both the -8.47% average total return of its peer group, the Lipper Flexible Fund Universe, and the -10.89% total return of its benchmark, which is an 80% weighting of the S&P 500 Index and a 20% weighting of the Merrill Lynch Corporate & Government Index of one to ten year maturities. A more dramatic comparison shows that since the bursting of the Internet bubble in March 2000, an investment in the Fund has appreciated over one-third, while the S&P 500 has lost roughly 40% of its value. (If another "bubble" emerges within one or more major market sectors, we would probably underperform the broader indices, as we did in 1999). As of October 31, 2002, 75% of the Fund's assets were invested in equities (including convertible securities), within the targeted equity allocation of 75-85%. The remaining assets were in medium term, fixed income instruments and cash equivalents.

As value investors, we examine many measurements to determine the value of the businesses that we analyze and own. "Earnings yield," which measures how much net income a business generates relative to its price, is one of our preferred measurements. We find it useful to compare this measurement to both the earnings yield available on the S&P Industrials and the yield available from the 30-year US Treasury. As of October 31, 2002, the equity portion of the Fund had an earnings yield of 6.1%, a 20% premium to the 5.1% earnings yield of the S&P Industrials Index. The Fund's earnings yield was also at a 20% premium to the 5.0% yield available on the 30-year US Treasury. The value indicated by the Fund's premium earnings yield is further highlighted when examining the estimated growth of the Fund's earnings versus the 30-year US Treasury and the S&P Industrials Index. While the interest coupon paid on the 30-year US Treasury will not grow, and the S&P Industrials Index's earnings are estimated to grow 40% over the next five years, the Fund's earnings are estimated to increase by 69% over the next five years, which would increase the earnings yield at that time to 10.3% based on current prices.

The table below compares a weighted average of key measures of the equity portion of the Fund with the S&P Industrials Index. It shows that the Fund is invested in profitable businesses with above-average fundamentals that are selling at attractive valuations compared to the S&P Industrials Index.

--------------------------------------------------------------------------------
                                     FMC SELECT FUND      S&P INDUSTRIALS INDEX
                                     ---------------      ---------------------
QUALITY
-------
Return-on-Equity (ROE) [1]                 28%                     14%
Period Needed to Retire
   Debt from Free Cash Flow [2]          2 Years                12 Years
Estimated Annual EPS Growth
   for 2003-2008                          11.0%                   7.0%
VALUATION
---------
2003 Estimated Price/Earnings             16.5X                   19.5X
--------------------------------------------------------------------------------

[1] ROE is based on net income for the trailing four quarters  ended 9/30/02 and the average shareholders' equity over that period. ROE provides insight into both the quality of the business and the quality of management in its use of the shareholders' resources. Given the Fund's heavy skewing towards businesses with franchises we think are significantly less dependent on the business cycle than those in the S&P, it is anticipated that the Fund's "ROE advantage" relative to the S&P would expand in a recession.

[2] Free cash flow is defined for this purpose as net income plus depreciation and amortization minus capital expenditures. We have intentionally omitted dividends from this calculation to separate dividend policy, a financial decision, from the enterprises' underlying economics, i.e., the cash generated from operations. We believe that careful analysis of both working capital and free cash flow is often more valuable than reported net income in evaluating the fundamentals of a business.

Since we last  reported to you, the Fund  established  a position in  Scholastic
(SCHL), the world's leading publisher and distributor of children's books. The company has the top franchise in children's publishing, including brands such as HARRY POTTER (HP), CLIFFORD, I SPY, and THE MAGIC SCHOOLBUS, strong proprietary distribution channels, proven marketing capabilities, a demonstrated ability to identify appealing new titles and a focus on efficient operations. SCHL enjoys a strong recurring revenue stream, driven in large part by the apparent timelessness of its leading brands and its near monopoly in the thriving school book club/book fair market. We expect SCHL to benefit from the national focus on improving educational standards and testing and to experience strong long-term earnings growth.

Children's Publishing (77% of operating income) comprises the company's current titles and backlist, school book clubs, which primarily serve kindergarten through 6th grade and feature solely SCHL titles, and school book fairs, which are weeklong events on school premises. The core of SCHL's publishing franchise is its ability to find, produce and market new titles for children giving it a "deep bench" of top-notch brands.

While HP is important to SCHL and may fuel a significant P/E expansion in SCHL's valuation, we waited to purchase SCHL at under $37 or less than 15X SCHL's earnings excluding any contribution from HP. HP may generate the hype, but we believe that we uncovered significantly greater value in both the rest of SCHL's book publishing business and its book club business. Due to its name recognition and distribution capabilities, SCHL appears to be the publisher of choice for budding authors. In each of the past four years, SCHL has released five or more new titles which each generated between $10-75 million of revenue. These titles have been added to SCHL's already solid backlist, which now generates about 40% of SCHL's trade revenues. Management believes that the continued popularity of these brands make them trend-resistant; they are consistent revenue and profit generators and require little additional marketing. This solid and growing backlist is a critical driver of the 20% operating margins and excellent cash flow generated by trade publishing.

High barriers to entry ensure SCHL's dominance of the school book club market. An estimated 80% of all U.S. elementary school teachers participate in SCHL book clubs and book fairs. SCHL promotes the clubs and helps train teachers to run them. In return, the company processes more than 10 million orders per year and engenders significant teacher and parent loyalty. The clubs and fairs feature both SCHL titles and books from other publishers, who pay SCHL an "attractive" royalty in exchange for shelf space, further evidence of SCHL's strong franchise. About 60% of SCHL's sales in the book club/fair market come from its backlist of titles, a sign of its brand recognition and another source of recurring revenue with minimal incremental expense. Notably, of the three most recent attempts to compete with SCHL in the school book club market, SCHL acquired two (Weekly Reader and Doubleday/Dell) and the third (Western) exited the business.

Lastly, management has been a judicious allocator of capital. In addition to exiting the low-return state-qualified textbook business, SCHL has shown discipline in acquisitions, pointedly avoiding the "beauty contests" that periodically have occurred in publishing, with properties often bid to 12-15X operating cash flow. SCHL made its only large acquisition in June 2000, when it purchased Grolier at 8X operating cash flow. Grolier brought a complementary product line, geographic scope and demographic base. SCHL has done a solid job integrating Grolier, exceeding anticipated cost savings. We were pleased to be able to purchase SCHL for about 12X calendarized 2003 estimated EPS of $3.00.

We continue to work hard analyzing the Fund's existing and prospective investments. Thank you for your continued confidence.

Sincerely yours,



/s/Bernard Groveman          /s/William McElroy              /s/A. Byron Nimocks
Bernard Groveman             William McElroy                 A. Byron Nimocks

Equity Manager               Fixed Income Manager            Equity Manager

                                TOTAL RETURN(1)
                       Annualized           Annualized              Annualized
    One Year             3 Year               5 Year                 Inception
     Return              Return               Return                  to Date
      1.21%               6.72%                9.54%                  14.88%

   Comparison of Change in the Value of a $10,000 Investment in the FMC Select
      Fund versus the S&P 500 Composite Index, the Merrill Lynch 1-10 Year Corporate/Government Bond Index, and an 80/20 Blend of the Referenced
                            S&P and Merrill Indices.

[Line Graph omitted] Plot points are as follows:
                   FMC          80/20 BLEND OF THE
                 SELECT         ABOVE S&p AND MERRILL
                  FUND               INDICES
5/31/95          10,000               10,000
10/31/95         10,844               10,875
10/31/96         13,445               13,077
10/31/97         17,547               16,613
10/31/98         19,268               19,900
10/31/99         22,771               23,970
10/31/00         25,479               25,494
10/31/01         27,346               20,905
10/31/02         27,677               18,639

[Line Graph omitted] Plot points are as follows:
                   FMC        S&P 500      MERRILL LYNCH
                 SELECT      COMPOSITE   1-10 YEAR CORPORATE/
                  FUND        INDEX      GOVERNMENT BOND INDEX
5/31/95          10,000       10,000          10,000
10/31/95         10,844       11,005          10,353
10/31/96         13,445       13,654          10,948
10/31/97         17,547       18,038          11,781
10/30/98         19,268       22,006          12,864
10/31/99         22,771       27,655          12,971
10/31/00         25,479       29,339          13,816
10/31/01         27,346       22,033          15,784
10/31/02         27,677       18,704          16,735

(1) The performance data quoted herein represents past performance and the return and value of an investment in the Fund will fluctuate so that, when redeemed, may be worth less than their original cost. The Fund's performance assumes the reinvestment of dividends and capital gains. Index returns assume reinvestment of dividends and, unlike a Fund's returns, do not reflect any fees or expenses. If such fees and expenses were included in the Index returns, the performance would have been lower. Please note that one cannot invest directly in an unmanaged index. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(2) The FMC Select Fund commenced operations on May 8, 1995. The performance reflected in the graph begins at the end of the month operations commenced.

PORTFOLIO COMPOSITION
[Pie Chart omitted] Plot points are as follows:

Automotive & Truck Related 1.0%
Equipment Trust Obligations 1.3%
Telephone & Telecommunications 1.5%
Financial Services 1.6%
Collateralized Mortgage Obligations 1.8%
U.S. Government Agency Obligations 3.0%
Energy Services 3.1%
Insurance 3.1%
Diversified Operations 4.3%
Information Services 4.3%
Convertible Bonds 5.7%
Retail 5.8%
Pharmaceuticals 6.0%
Professional Services 6.0%
Other Asset Backed Obligations 0.3%
Utilities 0.3%
Chemicals 0.1%
Media 10.0%
Corporate Obligations 9.7%
U.S. Treasury Obligations 9.1%
Health Care 8.0%
Banks 7.7%
Consumer Products 6.3%
% of Total Investments

STATEMENT OF NET ASSETS                                          FMC SELECT FUND

October 31, 2002

                                                                          Market
                                                                           Value
                                                            Shares         (000)
--------------------------------------------------------------------------------
COMMON STOCK (69.5%)
AUTOMOTIVE & TRUCK RELATED (1.0%)
   Snap-On ..............................................   61,500      $  1,602
                                                                        --------
BANKS (7.7%)
   Bay View Capital* ....................................  646,200         3,858
   Compass Bancshares ...................................   19,050           615
   North Fork Bancorporation ............................   94,500         3,634
   TF Financial .........................................   32,000           674
   US Bancorp ...........................................   65,000         1,371
   Washington Mutual ....................................   70,396         2,517
                                                                        --------
                                                                          12,669
                                                                        --------
CHEMICALS (0.1%)
   Monsanto .............................................    5,118            85
                                                                        --------
CONSUMER PRODUCTS (6.4%)
   Kimberly-Clark .......................................   93,600         4,821
   Reckitt Benckiser ....................................  310,800         5,641
                                                                        --------
                                                                          10,462
                                                                        --------
DIVERSIFIED OPERATIONS (4.3%)
   Berkshire Hathaway, Cl A* ............................       41         3,042
   Berkshire Hathaway, Cl B* ............................    1,631         4,012
                                                                        --------
                                                                           7,054
                                                                        --------
ENERGY SERVICES (3.1%)
   Nabors Industries* ...................................  144,500         5,053
                                                                        --------
FINANCIAL SERVICES (1.6%)
   Household International ..............................  112,545         2,674
                                                                        --------
HEALTH CARE (8.1%)
   Abbott Laboratories ..................................  104,100         4,359
   Baxter International .................................   65,000         1,626
   C.R. Bard ............................................   77,800         4,351
   IMS Health ...........................................  194,800         2,930
                                                                        --------
                                                                          13,266
                                                                        --------
INFORMATION SERVICES (4.3%)
   Amdocs* ..............................................  237,500         1,658
   First Data ...........................................  156,850         5,480
                                                                        --------
                                                                           7,138
                                                                        --------
INSURANCE (3.2%)
   Phoenix ..............................................  260,000         2,353
   UnumProvident ........................................  138,700         2,846
                                                                        --------
                                                                           5,199
                                                                        --------

    The accompanying notes are an integral part of the financial statements.

STATEMENT OF NET ASSETS                                          FMC SELECT FUND

October 31, 2002

                                                            Shares/       Market
                                                          Face Amount      Value
                                                             (000)         (000)
--------------------------------------------------------------------------------


MEDIA (10.1%)
   Gannett .............................................    48,300      $  3,667
   Harte-Hanks .........................................   296,550         5,658
   Liberty Media, Cl A* ................................   371,800         3,075
   Scholastic* .........................................    95,200         4,203
                                                                        --------
                                                                          16,603
                                                                        --------
PHARMACEUTICALS (6.0%)
   Pfizer ..............................................   169,700         5,391
   Pharmacia ...........................................   103,600         4,455
                                                                        --------
                                                                           9,846
                                                                        --------
PROFESSIONAL SERVICES (6.0%)
   Gartner, Cl B* ......................................   255,862         2,062
   ITT Educational Services* ...........................   204,000         4,457
   Personnel Group of America* .........................    60,700            12
   Robert Half International* ..........................   202,300         3,379
                                                                        --------
                                                                           9,910
                                                                        --------
RETAIL (5.8%)
   CVS... ..............................................   179,200         4,969
   Dollar General ......................................   242,393         3,384
   Intertan* ...........................................   177,000         1,257
                                                                        --------
                                                                           9,610
                                                                        --------
TELEPHONES & TELECOMMUNICATIONS (1.5%)
   US Cellular* ........................................    91,800         2,534
                                                                        --------
UTILITIES (0.3%)
   Florida Public Utilities ............................    40,533           551
                                                                        --------
TOTAL COMMON STOCK
   (Cost $98,289) ......................................                 114,256
                                                                        --------


PREFERRED STOCK (0.0%)
   Fresenius Medical Care Holdings .....................    20,400             2
                                                                        --------
TOTAL PREFERRED STOCK
   (Cost $0)                                                                   2
                                                                        --------


CONVERTIBLE BONDS (5.7%)
   Analog Devices, CV to 7.7056 Shares per 1,000
     4.750%, 10/01/05 ..................................     $1,000          979
   General Semiconductor, CV to 64.3087 Shares per 1,000
     5.750%, 12/15/06 ..................................     5,338         4,804
   Interim Services, CV to 26.8052 Shares per 1,000
     4.500%, 06/01/05 ..................................     4,088         3,618
                                                                        --------
TOTAL CONVERTIBLE BONDS
   (Cost $9,259) .......................................                   9,401
                                                                        --------


    The accompanying notes are an integral part of the financial statements.

STATEMENT OF NET ASSETS                                          FMC SELECT FUND

October 31, 2002


                                                            Shares/       Market
                                                         Face  Amount      Value
                                                             (000)         (000)
--------------------------------------------------------------------------------
RIGHTS (0.0%)
   Liberty Media+ ......................................    14,872      $     --
                                                                        --------
TOTAL RIGHTS
   (Cost $0) ...........................................                      --
                                                                        --------


WARRANTS (0.0%)
   Dime Bancorp* (A) ...................................    70,900             7
                                                                        --------
TOTAL WARRANTS
   (Cost $0) ...........................................                       7
                                                                        --------
COLLATERALIZED MORTGAGE OBLIGATIONS (1.8%)
   Bear Stearns Commercial Mortgage Securities,
    Cl A1, Ser 2001-Top 2
     6.080%, 09/15/10 ..................................    $  476           516
   LB Commercial Conduit Mortgage Cl B, Ser 1995-C2
     7.578%, 09/25/25 ..................................       908           930
   Morgan Stanley Dean Witter Capital 1,
    Ser 2001-Top-1, Cl A2
     6.320%, 09/15/09 ..................................       471           515
   Norwest Asset Securities, Cl A7, Ser 1998-20
     6.400%, 09/25/28 ..................................       501           512
   Secured Finance
     9.050%, 12/15/04 ..................................       446           503
                                                                        --------
TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS
   (Cost $2,923)                                                           2,976
                                                                        --------


CORPORATE OBLIGATIONS (9.7%)
   Alcoa
     7.250%, 08/01/05 ..................................       500           559
   Archstone-Smith Trust
     7.250%, 08/15/09 ..................................       454           486
   BellSouth Savings ESOT, MTN, Ser A
     9.190%, 07/01/03 ..................................        48            48
   Block Financial
     6.750%, 11/01/04 ..................................       615           657
   Colgate-Palmolive, MTN, Ser D
     7.840%, 05/15/07 ..................................       235           278
   Dow Chemical, Ser 92-A2
     8.040%, 07/02/05 ..................................       432           459
   Eastman Kodak
     9.750%, 10/01/04 ..................................       300           331
   Evans Withycombe Residential
     7.500%, 04/15/04 ..................................       273           290
   Ford Motor Credit
     6.875%, 02/01/06 ..................................       800           738
   Geico
     7.500%, 04/15/05 ..................................       200           224

    The accompanying notes are an integral part of the financial statements.

STATEMENT OF NET ASSETS                                          FMC SELECT FUND

October 31, 2002


                                                              Face        Market
                                                             Amount        Value
                                                              (000)        (000)
--------------------------------------------------------------------------------
   General Electric Capital
     8.850%, 04/01/05 ..................................    $  250      $    284
   General Mills, MTN, Ser E
     6.270%, 04/30/19 ..................................       725           708
   General Mills, MTN, Ser E (B)
     5.820%, 02/05/03 ..................................       225           227
   General Motors, Ser 91-A2
     8.950%, 07/02/09 ..................................       325           372
   GTE
     6.460%, 04/15/08 ..................................       600           669
   Harleysville Group
     6.750%, 11/15/03 ..................................       900           929
   Household Finance
     8.000%, 05/09/05 ..................................       500           470
   John Deere Capital, MTN, Ser C
     5.900%, 04/08/03 ..................................       465           473
   Keystone Financial, MTN
     7.300%, 05/15/04 ..................................       750           797
   Manufacturers & Traders Trust
     8.125%, 12/01/02 ..................................       250           251
   May Department Stores
     9.750%, 02/15/21 ..................................       384           493
   McCormick, MTN, Ser A
     6.240%, 02/01/06 ..................................       250           272
   Midwest Power Services
     7.375%, 02/01/08 ..................................       620           636
   Ralcorp Holdings
     8.750%, 09/15/04 ..................................       875           972
   Ryder System, Ser O
     6.500%, 05/15/05 ..................................       250           258
   Sears Roebuck Acceptance, MTN, Ser 3
     6.930%, 11/15/02 ..................................       500           500
   Sears Roebuck Acceptance, MTN, Ser 4
     6.030%, 02/18/03 ..................................       276           276
   Simon Property Group
     6.875%, 11/15/06 ..................................       400           435
   Stanley Works
     5.750%, 03/01/04 ..................................       330           343
   Union Pacific
     7.600%, 05/01/05 ..................................       250           278
   UST
     7.250%, 06/01/09 ..................................       500           556
   Waddel & Reed Financial
     7.500%, 01/18/06 ..................................       255           280
   Westvaco
     7.750%, 02/15/23 ..................................       250           262


    The accompanying notes are an integral part of the financial statements.

STATEMENT OF NET ASSETS                                          FMC SELECT FUND

October 31, 2002

                                                              Face        Market
                                                             Amount        Value
                                                              (000)        (000)
--------------------------------------------------------------------------------
   Wilmington Trust
     6.625%, 05/01/08 ..................................    $  755      $    841
   Wyeth American Home Products
     7.900%, 02/15/05                                          287           313
                                                                        --------
TOTAL CORPORATE OBLIGATIONS
   (Cost $15,449) ......................................                  15,965
                                                                        --------


EQUIPMENT TRUST OBLIGATIONS (1.3%)
   Continental Airlines, Ser 02-01
     6.563%, 02/15/12 ..................................       900           923
   Continental Airlines, Ser 98-3
     6.320%, 11/01/08 ..................................       100            81
   CSX Transportation, 96-A
     6.630%, 03/15/03 ..................................       200           203
   Union Tank Car, MTN, Ser A
     6.630%, 10/03/04 ..................................       410           443
   Union Tank Car, Ser 95-A
     6.580%, 01/02/05 ..................................       439           459
                                                                        --------
TOTAL EQUIPMENT TRUST OBLIGATIONS
   (Cost $2,071)                                                           2,109
                                                                        --------


OTHER ASSET BACKED OBLIGATIONS (0.3%)
   Citibank Credit Card Master Trust I, Cl A, Ser 2
     6.050%, 01/15/10 ..................................       480           535
                                                                        --------
TOTAL OTHER ASSET BACKED OBLIGATIONS
   (Cost $467)                                                               535
                                                                        --------


U.S. TREASURY OBLIGATIONS (9.2%)
   U.S. Treasury Bills (C)
     1.714%, 12/05/02 ..................................        53            53
     1.631%, 12/12/02 ..................................        84            84
     1.627%, 01/09/03 ..................................       400           399
     1.566%, 02/06/03 ..................................     1,530         1,524
     1.612%, 02/20/03 ..................................       274           273
     1.559%, 03/13/03 ..................................     2,351         2,339
     1.615%, 04/10/03 ..................................     3,461         3,436
     1.628%, 04/24/03 ..................................       593           588
   U.S. Treasury Notes
     4.250%, 11/15/03 ..................................     1,000         1,030
     5.250%, 05/15/04 ..................................     1,000         1,057
     5.875%, 11/15/04 ..................................     4,000         4,333
                                                                        --------
TOTAL U.S. TREASURY OBLIGATIONS
   (Cost $14,839)                                                         15,116
                                                                        --------

    The accompanying notes are an integral part of the financial statements.

STATEMENT OF NET ASSETS                                          FMC SELECT FUND

October 31, 2002

                                                             Face        Market
                                                            Amount        Value
                                                             (000)        (000)
--------------------------------------------------------------------------------
U.S. GOVERNMENT AGENCY OBLIGATIONS (3.0%)
   Export Funding Trust, Cl A, Ser A
     7.890%, 02/15/05                                      $  125      $    134
   Federal Home Loan Mortgage Corporation
     4.750%, 10/11/12                                         500           491
   Federal National Mortgage Association
     5.500%, 01/01/09                                         423           436
   Financial Assistance, Ser A-03
     9.375%, 07/21/03                                         200           210
   Government National Mortgage Association
     6.000%, 09/20/20                                       1,000         1,044
   Government Trust Certificate, Ser 95-A
     8.010%, 03/01/07                                         137           155
   Guaranteed Export Trust, Cl A, Ser A
     6.280%, 06/15/04                                         141           145
   Guaranteed Export Trust, Cl A, Ser B
     7.460%, 12/15/05                                         152           163
   Guaranteed Trade Trust, Cl A, Ser A
     7.020%, 09/01/04                                          50            53
   Housing and Urban Development, Ser 99-A
     5.750%, 08/01/06                                         265           292
   Private Export Funding, Ser G
     6.670%, 09/15/09                                         225           260
   Small Business Administration, Ser 96-D
     6.150%, 04/01/18                                         278           304
   Small Business Administration, Ser 96-F
     6.500%, 11/01/06                                         129           135
   Small Business Administration, Ser 97-L
     6.550%, 12/01/17                                         351           390
   Union Financial Services, Taxable Student Loan,
    Cl 1998-A, Ser A8
     5.500%, 09/01/05                                         380           383
   Union Financial Services, Taxable Student Loan,
    Cl 1998-A, Ser A9
     5.730%, 12/01/05                                         290           301
                                                                       --------
TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS
   (Cost $4,631)                                                          4,896
                                                                       --------
TOTAL INVESTMENTS (100.5%)
   (Cost $147,928)                                                      165,263
                                                                       --------

OTHER NET ASSETS AND LIABILITIES (-0.5%)
   Investment Advisory Fees Payable                                        (108)
   Administrative Fees Payable                                              (20)
   Other Assets and Liabilities                                            (737)
                                                                       --------
TOTAL OTHER NET ASSETS AND LIABILITIES                                     (865)
                                                                       --------
TOTAL NET ASSETS                                                       $164,398
                                                                       ========


    The accompanying notes are an integral part of the financial statements.

STATEMENT OF NET ASSETS                                          FMC SELECT FUND

October 31, 2002

                                                                           Value
                                                                           (000)
--------------------------------------------------------------------------------
NET ASSETS:
   Portfolio Shares (unlimited authorization-- no par value)
     based on 9,576,545 outstanding shares of beneficial interest       $144,331
   Undistributed net investment income                                       227
   Accumulated net realized gain on investments                            2,505
   Net unrealized appreciation on investments                             17,335
                                                                        --------
TOTAL NET ASSETS (100.0%)                                               $164,398
                                                                        ========
   Net Asset Value, Offering and Redemption Price Per Share               $17.17
                                                                        ========
 * NON-INCOME PRODUCING SECURITY.
 + SECURITY FAIR VALUED USING METHODS DETERMINED IN GOOD FAITH BY THE FAIR
   VALUE COMMITTEE OF THE BOARD OF TRUSTEES. THE TOTAL VALUE OF SUCH SECURITIES AS OF OCTOBER 31, 2002 WAS $0.
(A)THIS WARRANT REPRESENTS A POTENTIAL DISTRIBUTION SETTLEMENT IN A LEGAL CLAIM AND HAS NO STRIKE PRICE OR EXPIRATION DATE.
(B)VARIABLE RATE SECURITY - RATE SHOWN IS THE RATE IN EFFECT AS OF OCTOBER 31, 2002.
(C)RATE SHOWN IS THE EFFECTIVE YIELD AT THE TIME OF PURCHASE.
CL -- CLASS
CV -- CONVERTIBLE SECURITY
ESOT -- EMPLOYEE STOCK OWNERSHIP TRUST
MTN -- MEDIUM TERM NOTE
SER -- SERIES


    The accompanying notes are an integral part of the financial statements.

STATEMENT OF OPERATIONS (000)                                    FMC SELECT FUND

For the Year Ended October 31, 2002


--------------------------------------------------------------------------------

Investment Income:
   Interest Income .................................................    $ 2,437
   Dividend Income (less foreign withholding taxes of $13) .........      1,259
--------------------------------------------------------------------------------

     Total Investment Income........................................      3,696
--------------------------------------------------------------------------------

Expenses:
   Investment Advisory Fees ........................................      1,287
   Administrative Fees .............................................        242
   Transfer Agent Fees .............................................         46
   Professional Fees ...............................................         52
   Printing Fees ...................................................         21
   Custodian Fees ..................................................         13
   Trustee Fees ....................................................         10
   Registration and Filing Fees ....................................          9
   Insurance and Other Fees ........................................          8

--------------------------------------------------------------------------------
     Total Expenses.................................................      1,688
--------------------------------------------------------------------------------

       Net Investment Income .......................................      2,008
--------------------------------------------------------------------------------

   Net Realized Gain from Securities Sold ..........................      2,506
   Net Change in Unrealized Depreciation on Investment Securities ..     (5,344)
--------------------------------------------------------------------------------

     Net Realized and Unrealized Loss on Investments ...............     (2,838)
--------------------------------------------------------------------------------

   Net Decrease in Net Assets Resulting from Operations.............    $  (830)
--------------------------------------------------------------------------------



    The accompanying notes are an integral part of the financial statements.

STATEMENT OF CHANGES IN NET ASSETS (000)                         FMC Select Fund

For the Years Ended October 31,


                                                             2002        2001
--------------------------------------------------------------------------------
Investment Activities:
   Net Investment Income.................................. $ 2,008      $ 1,335
   Net Realized Gain from Securities Sold ................   2,506        5,794
   Net Change in Unrealized Appreciation
    (Depreciation) on Investment Securities                 (5,344)          61
--------------------------------------------------------------------------------
     Net Increase (Decrease) in Net Assets Resulting
       from Operations....................................    (830)       7,190
--------------------------------------------------------------------------------
Distributions to Shareholders:
   Net Investment Income .................................  (1,915)      (1,262)
   Realized Capital Gains.................................  (5,794)     (11,038)
--------------------------------------------------------------------------------
     Total Distributions .................................  (7,709)     (12,300)
--------------------------------------------------------------------------------
Capital Share Transactions:
   Proceeds from Shares Issued ...........................  46,098       26,643
   Reinvestment of Cash Distributions ....................     245       11,318
   Cost of Shares Redeemed ...............................  (8,354)      (6,049)
--------------------------------------------------------------------------------
   Increase in Net Assets Derived from Capital
     Share Transactions...................................  37,989       31,912
--------------------------------------------------------------------------------
     Total Increase in Net Assets ........................  29,450       26,802

Net Assets:
   Beginning of Period ................................... 134,948      108,146
--------------------------------------------------------------------------------
   End of Period .........................................$164,398     $134,948
================================================================================
  Shares Issued and Redeemed:
    Shares Issued ........................................   2,479        1,438
    Shares Issued in Lieu of Cash Distributions ..........      14          651
    Shares Redeemed ......................................    (461)        (332)
--------------------------------------------------------------------------------
     Net Increase in Shares ..............................   2,032        1,757
================================================================================




    The accompanying notes are an integral part of the financial statements.

FINANCIAL HIGHLIGHTS                                                                                                 FMC SELECT FUND

For a Share Outstanding Throughout Each Year

For the Years Ended October 31,

                                                                                                                  Ratio     Ratio
          Net                                                         Net                Net                     of Net  of Expenses
         Asset             Realized and Distributions Distributions  Asset              Assets,     Ratio     Investment  to Average
         Value,     Net     Unrealized    from Net        from       Value,              End     of Expenses    Income    Net Assets
       Beginning Investment  Gain on     Investment      Capital      End     Total   of Period  to Average   to Average  (Excluding
       of Period  Income    Securities     Income         Gains    of Period  Return    (000)     Net Assets   Net Assets   Waivers)
       --------- --------- ------------ ------------- ------------ --------- -------- --------- -----------  ----------- -----------
2002    $17.89    $0.22      $0.04(1)     $(0.22)        $(0.76)     $17.17    1.21%   $164,398     1.05%        1.25%       1.05%
2001     18.69     0.19       1.10         (0.18)         (1.91)      17.89    7.33     134,948     1.05         1.08        1.05
2000     19.34     0.15       1.78         (0.18)         (2.40)      18.69   11.89     108,146     1.06         0.85        1.06
1999     17.26     0.14       2.88         (0.11)         (0.83)      19.34   18.18     115,569     1.08         0.73        1.08
1998     16.82     0.17       1.43         (0.17)         (0.99)      17.26    9.81+     99,961     1.09         1.01        1.11

          Ratio
          of Net
        Investment
          Income
        to Average
        Net Assets   Portfolio
        (Excluding   Turnover
         Waivers)      Rate
        ----------  ----------
2002(1)    1.25%      19.72%
2001       1.08       12.68
2000       0.85       24.81
1999       0.73       26.23
1998       0.99       29.72



+ Total return is for the period indicated and has not been annualized. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(1)The amount shown for a share outstanding throughout the period does not accord with the aggregate net losses on investments for the period because of the sales and repurchase of fund shares in relation to fluctuating market value of the investments of the Fund.

    The accompanying notes are an integral part of the financial statements.

NOTES TO FINANCIAL STATEMENTS                                    FMC SELECT FUND

October 31, 2002



1. ORGANIZATION:

THE ADVISORS' INNER CIRCLE FUND (the "Trust") is organized as a Massachusetts business trust under an Amended and Restated Agreement and Declaration of Trust dated February 18, 1997. The Trust is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company with 40 portfolios. The financial statements herein are those of the FMC Select Fund (the "Fund"). The financial statements of the remaining funds are not presented herein, but are presented separately. The assets of each fund are segregated, and a shareholder's interest is limited to the fund in which shares are held. The Fund's prospectus provides a description of the Fund's investment objectives, policies and strategies.

2. SIGNIFICANT ACCOUNTING POLICIES:

The following is a summary of the significant accounting policies followed by the Fund.

   SECURITY VALUATION -- Investments in equity securities which are traded on a national exchange (or reported on the NASDAQ national market system) are stated at the last quoted sales price if readily available for such equity securities on each business day; other equity securities traded in the over-the-counter market and listed equity securities for which no sale was reported on that date are stated at the last quoted bid price. Debt obligations exceeding sixty days to maturity for which market quotations are readily available are valued at the most recent quoted bid price. Debt obligations with sixty days or less remaining until maturity may be valued at their amortized cost, which approximates market value. Securities for which market quotations are not readily available are valued at fair value, as determined in good faith by, or in accordance with procedures approved by, the Fair Value Committee of the Board of Trustees. The value of such securities at October 31, 2002 was $0.

   SECURITY TRANSACTIONS AND INVESTMENT INCOME -- Security transactions are accounted for on the date the security is purchased or sold (trade date). Costs used in determining realized gains and losses on the sales of investment securities are those of the specific securities sold, adjusted for the accretion and amortization of purchase discounts or premiums during the respective holding period which is calculated using the scientific method which approximates the effective interest method. Interest income is recognized on the accrual basis. Dividend income is recorded on the ex-date.

   NET ASSET VALUE PER SHARE -- The net asset value per share of the Fund is calculated on each business day by dividing the total value of assets, less liabilities, by the number of shares outstanding.

   EXPENSES-- Expenses that are directly related to the Fund are charged to the Fund. Other operating expenses of the Trust are prorated to the Fund based on the number of funds and/or relative net assets.

   DISTRIBUTIONS TO SHAREHOLDERS -- Distributions from net investment income are declared and paid to shareholders quarterly. Any net realized capital gains are distributed to shareholders at least annually.

   USE OF ESTIMATES -- The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

   IMPLEMENTATION OF NEW ACCOUNTING STANDARDS -- The Fund implemented the provisions of the AICPA Audit and Accounting Guide, Audits of Investment Companies (the "Guide"), as required on November 1, 2001. The implementation did not result in any changes to the Fund, material or otherwise, and did not have any material impact on the results of operations or financial condition of the Fund upon adoption of the provisions of the Guide.

3. TRANSACTIONS WITH AFFILIATES:

Certain officers of the Trust are also officers of SEI Investments Global Funds Services,(formerly SEI Investments Mutual Funds Services the "Administrator"), a wholly owned subsidiary of SEI Investments Company, and/or SEI Investments Distribution Co. (the "Distributor"). Such officers are paid no fees by the Trust for serving as officers of the Trust.

NOTES TO FINANCIAL STATEMENTS                                    FMC SELECT FUND

October 31, 2002



4. ADMINISTRATION, SHAREHOLDER SERVICING AND DISTRIBUTION AGREEMENTS:

The Trust and the Administrator are parties to an Administration Agreement under which the Administrator provides management and administrative services for an annual fee equal to the higher of $75,000 or 0.15% of the Fund's average daily net assets. DST Systems Inc. serves as the transfer agent and dividend disbursing agent for the Fund under a transfer agency agreement with the Trust. The Trust and Distributor are parties to a Distribution Agreement. The Distributor receives no fees for its distribution services under this agreement.

5. INVESTMENT ADVISORY AND CUSTODIAN AGREEMENTS:

The Trust and First Manhattan Co. (the "Adviser") are parties to an Investment Advisory Agreement under which the Adviser receives an annual fee equal to 0.80% of the Fund's average daily net assets. The Adviser has, on a voluntary basis, agreed to waive its fee in order to limit the Fund's total operating expenses to a maximum of 1.10% of the average daily net assets. The Adviser reserves the right to terminate this arrangement at any time in its sole discretion.
Wachovia Bank, N.A. acts as custodian (the "Custodian") for the Fund. The Custodian plays no role in determining the investment policies of the Fund or which securities are to be purchased and sold by the Fund.

6. INVESTMENT TRANSACTIONS:

The cost of security purchases and the proceeds from security sales, other than short-term investments, for the year ended October 31, 2002 were as follows
(000):

Purchases
  U.S. Government .....................    $ 1,984
  Other ...............................     55,500
Sales
  U.S. Government .....................      1,573
  Other ...............................     27,459

7. FEDERAL TAX INFORMATION:

It is the Fund's intention to continue to qualify as a regulated investment company under subchapter M of the Internal Revenue Code and to distribute all of its taxable income. Accordingly, no provisions for Federal income taxes is required in the financial statements.

The amount and character of income and capital gain distributions to be paid are determined in accordance with Federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. These differences are primarily due to differing book and tax treatments of the timing of the recognition of gains and losses on investment transactions and a reclassification of distributions.

Permanent book and tax basis differences relating to shareholder distributions may result in reclassifications to undistributed net investment income (loss) and paid-in-capital. At October 31, 2002, there were no permanent book and tax differences.

The tax character of dividends and distributions paid during the last two years was as follows (000):

                     ORDINARY   LONG-TERM
                      INCOME   CAPITAL GAIN     TOTAL
                     --------   -----------   --------
  2002               $2,266       $ 5,443      $ 7,709
  2001                1,565        10,735       12,300

As of October 31, 2002, the components of Distributable Earnings were as follows
(000):

Undistributed Ordinary Income            $  2,231
Undistributed Long-Term Capital Gain          501
Unrealized Appreciation                    17,335
                                         --------
Total Distributable Earnings              $20,067
                                         ========

The Federal tax cost and aggregate gross unrealized appreciation and depreciation on investments, held by the Fund at October 31, 2002, were as follows (000):

                                             NET
    FEDERAL   APPRECIATED  DEPRECIATED   UNREALIZED
   TAX COST   SECURITIES   SECURITIES   APPRECIATION
   --------   -----------  -----------  -------------
   $147,928     $31,748     $(14,413)      $17,335

NOTES TO FINANCIAL STATEMENTS                                    FMC SELECT FUND

October 31, 2002



8. CHANGE IN INDEPENDENT AUDITOR (UNAUDITED):

In May 2002, Arthur Andersen LLP (Arthur Andersen) resigned as independent auditor for the Fund. KPMG LLP (KPMG) was selected as the Fund's independent auditor. The Fund's selection of KPMG as its independent auditor was recommended by the Fund's audit committee and was approved by the Fund's Board of Trustees.

The report on the financial statements audited by Arthur Andersen for the the year ended October 31, 2001 for the Fund did not contain an adverse opinion or disclaimer of opinion, and was not qualified or modified to uncertainty, audit scope or accounting principles. There were no disagreements between the Fund and Arthur Andersen on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of Arthur Andersen, would have caused it to make reference to the subject matter of the disagreements in connection with its reports on the financial statements of such year.

INDEPENDENT AUDITORS' REPORT

To the Shareholders and Board of Trustees of FMC Select Fund of The Advisors' Inner Circle Fund:


We have audited the accompanying statement of net assets of FMC Select Fund (the "Fund"), one of the funds constituting The Advisors' Inner Circle Fund, as of October 31, 2002, and the related statement of operations, statement of changes in net assets and the financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The statement of changes in net assets for the year ended October 31, 2001 and the financial highlights for each of the years or period ended October 31, 2001, and prior, were audited by other auditors who have ceased operations. Those auditors expressed an unqualified opinion on those financial statements in their report dated December 14, 2001.


We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of October 31, 2002, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.


In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of FMC Select Fund of The Advisors' Inner Circle Fund as of October 31, 2002, the results of its operations, the changes in its net assets and the financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America.


/s/KPMG LLP

Philadelphia, Pennsylvania
December 23, 2002

                       This page intentionally left blank.

TRUSTEES AND OFFICERS OF THE ADVISORS' INNER CIRCLE FUND (UNAUDITED)

Set forth below is the name, age, position with the Trust, length of term of office, and the principal occupations for the last five years of each of the persons currently serving as a Trustee or Officer of the Trust. Trustees who are deemed not to be "interested persons" of the Trust are referred to as "Independent Board Members." Messrs. Nesher and Doran are Trustees who may be deemed to be "interested" persons of the Fund as that term is defined in the 1940 Act by virtue of their affiliation with the Trust's Distributor.




                                                             TERM OF
                                    POSITION(S)             OFFICE AND
    NAME, ADDRESS1,                  HELD WITH               LENGTH OF               PRINCIPAL OCCUPATION(S)
         AGE                        THE TRUST              TIME SERVED2                DURING PAST 5 YEARS
------------------------------------------------------------------------------------------------------------------------------------
INDEPENDENT
BOARD MEMBERS
------------------------------------------------------------------------------------------------------------------------------------
JOHN T. COONEY                        Trustee               Since 1993          Vice Chairman of Ameritrust Texas N.A.,
75 yrs. old                                                                     1989-1992, and MTrust Corp., 1985-1989.
------------------------------------------------------------------------------------------------------------------------------------
ROBERT A. PATTERSON                   Trustee               Since 1993          Pennsylvania State University, Senior Vice
75 yrs. old                                                                     President, Treasurer (Emeritus); Financial
                                                                                and Investment Consultant, Professor of
                                                                                Transportation since 1984; Vice President-
                                                                                Investments, Treasurer, Senior Vice President
                                                                                (Emeritus), 1982-1984. Director,
                                                                                Pennsylvania Research Corp.
------------------------------------------------------------------------------------------------------------------------------------
EUGENE B. PETERS                      Trustee               Since 1993          Private investor from 1987 to present. Vice
                                                                                President and Chief Financial officer, Western
                                                                                Company of North America (petroleum ser-
                                                                                vice company), 1980-1986. President of Gene
                                                                                Peters and Associates (import company),
                                                                                1978-1980. President and Chief Executive
                                                                                Officer of Jos. Schlitz Brewing Company
                                                                                before 1978.
------------------------------------------------------------------------------------------------------------------------------------
JAMES M. STOREY                       Trustee               Since 1994          Partner, Dechert Price & Rhoads, September
71 yrs. old                                                                     1987-December 1993.







------------------------------------------------------------------------------------------------------------------------------------
GEORGE J. SULLIVAN, JR.               Trustee               Since 1999          Chief Executive Officer, Newfound
60 yrs. old                                                                     Consultants Inc. since April 1997. General
                                                                                Partner, Teton Partners, L.P., June 1991-
                                                                                December 1996; Chief Financial Officer,
                                                                                Nobel Partners, L.P., March 1991-December
                                                                                1996; Treasurer and Clerk, Peak Asset
                                                                                Management, Inc., since 1991.
------------------------------------------------------------------------------------------------------------------------------------


        NUMBER OF
       PORTFOLIOS
    IN THE ADVISORS'
    INNER CIRCLE FUND
    OVERSEEN BY BOARD                      OTHER DIRECTORSHIPS
         MEMBER                           HELD BY BOARD MEMBER3
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
          40                      Trustee of The Arbor Funds, The MDL
                                  Funds, and The Expedition Funds.
--------------------------------------------------------------------------------
          40                      Member and Treasurer, Board of
                                  Trustees of Grove City College.
                                  Trustee of The Arbor Funds, The MDL
                                  Funds, and The Expedition Funds.

--------------------------------------------------------------------------------
          40                      Trustee of The Arbor Funds, The MDL
                                  Funds, and The Expedition Funds.

--------------------------------------------------------------------------------
          40                      Trustee of The Arbor Funds,
                                  The MDL Funds, The Expedition
                                  Funds, SEI Asset Allocation Trust, SEI
                                  Daily Income Trust, SEI Index Funds,
                                  SEI Institutional International Trust,
                                  SEI Institutional Investments Trust, SEI
                                  Institutional Managed Trust, SEI
                                  Insurance Products Trust, SEI Liquid
                                  Asset Trust and SEI Tax Exempt Trust.
-----------------------------------------------------------------------------
          40                      Trustee, Navigator Securities Lending
                                  Trust, since 1995. Trustee of The
                                  Fulcrum Trust. Trustee of The Arbor
                                  Funds, The MDL Funds, The Expedition
                                  Funds, SEI Asset Allocation Trust,
                                  SEI Daily Income Trust, SEI Index
                                  Funds, SEI Institutional International Trust,
-----------------------------------------------------------------------------
1 Unless   otherwise  noted,  the  business  address  of  each  Trustee  is  SEI
  Investments Company, 1 Freedom Valley Drive, Oaks, Pennsylvania 19456.
2 Each  trustee  shall hold office  during the  lifetime of this Trust until the election and qualification of his or her successor, or until he or she sooner dies,  resigns or is removed in  accordance  with the Trust's  Declaration of Trust.
3 Directorships  of companies  required to report to the Securities and Exchange
  Commission  under  the  Securities Exchange  Act  of  1934  (i.e.,   "public
  companies") or other investment companies registered under the 1940 Act.

                                     20 & 21

 TRUSTEES AND OFFICERS OF THE ADVISORS' INNER CIRCLE FUND (UNAUDITED)



                                                             TERM OF
                                    POSITION(S)             OFFICE AND
    NAME, ADDRESS1,                  HELD WITH               LENGTH OF               PRINCIPAL OCCUPATION(S)
         AGE                        THE TRUST              TIME SERVED2                DURING PAST 5 YEARS
------------------------------------------------------------------------------------------------------------------------------------
INTERESTED
BOARDMEMBERS
------------------------------------------------------------------------------------------------------------------------------------
ROBERT A. NESHER                    Chairman               Since 1991           Currently performs various services on behalf
56 yrs. old                        of the Board                                 of SEI Investments for which Mr. Nesher is
                                   of Trustees                                  compensated. Executive Vice President of SEI
                                                                                Investments, 1986-1994. Director and
                                                                                Executive Vice President of the Administrator
                                                                                and the Distributor, 1981-1994.




------------------------------------------------------------------------------------------------------------------------------------
WILLIAM M. DORAN                      Trustee               Since 1992          Partner, Morgan, Lewis & Bockius LLP
1701 Market Street,                                                             (law firm), counsel to the Trust, SEI Investments,
Philadelphia, PA 19103                                                          the Administrator and the Distributor. Director
62 yrs. old                                                                     of SEI Investments since 1974; Secretary of
                                                                                SEI Investments since 1978.




------------------------------------------------------------------------------------------------------------------------------------

        NUMBER OF
       PORTFOLIOS
    IN THE ADVISORS'
    INNER CIRCLE FUND
    OVERSEEN BY BOARD                        OTHER DIRECTORSHIPS
         MEMBER                             HELD BY BOARD MEMBER3
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------

          40                           Trustee of The Arbor Funds, Bishop
                                       Street Funds, The Expedition Funds,
                                       The MDL Funds, SEI Asset Allocation
                                       Trust, SEI Daily Income Trust, SEI
                                       Index Funds, SEI Institutional
                                       International Trust, SEI Institutional
                                       Investments Trust, SEI Institutional
                                       Managed Trust, SEI Insurance Products
                                       Trust, SEI Liquid Asset Trust and
                                       SEI Tax Exempt Trust.
--------------------------------------------------------------------------------
          40                           Trustee of The Arbor Funds, The
                                       MDL Funds, The Expedition Funds,
                                       SEI Asset Allocation Trust, SEI Daily
                                       Income Trust, SEI Index Funds, SEI
                                       Institutional International Trust, SEI
                                       Institutional Investments Trust, SEI
                                       Institutional Managed Trust, SEI
                                       Insurance Products Trust, SEI Liquid
                                       Asset Trust and SEI Tax Exempt Trust.
--------------------------------------------------------------------------------
1 Unless otherwise noted, the business address of each Trustee is SEI
  Investments Company, 1 Freedom Valley Drive, Oaks, Pennsylvania 19456.
2 Each trustee shall hold office during the lifetime of this Trust until the election and qualification of his or her successor, or until he or she sooner dies, resigns or is removed in accordance with the Trust's Declaration of Trust.
3 Directorships of companies required to report to the Securities and Exchange
  Commission under the Securities Exchange Act of 1934 (i.e., "public companies") or other investment companies registered under the 1940 Act.


                                     22 & 23

 TRUSTEES AND OFFICERS OF THE ADVISORS' INNER CIRCLE FUND (UNAUDITED)



                                                             TERM OF
                                    POSITION(S)             OFFICE AND
    NAME, ADDRESS1,                  HELD WITH               LENGTH OF               PRINCIPAL OCCUPATION(S)
         AGE                        THE TRUST              TIME SERVED2                DURING PAST 5 YEARS
------------------------------------------------------------------------------------------------------------------------------------
OFFICERS
JAMES R. FOGGO                      President              (Since 2000)         Vice President and Assistant Secretary
38 yrs. old                                                                     of SEI Investments since 1998; Vice
                                                                                President and Assistant Secretary of
                                                                                SEI Investments Global Funds Services
                                                                                and SEI Investments Distribution Co.
                                                                                since 1999; Associate, Paul, Weiss,
                                                                                Rifkind, Wharton & Garrison (law firm),
                                                                                1998; Associate, Baker & McKenzie
                                                                                (law firm), from 1995-1998.
------------------------------------------------------------------------------------------------------------------------------------
JENNIFER SPRATLEY, CPA        Controller and Chief         (Since 2001)         Director, SEI Funds Accounting since
33 yrs. old                     Financial Officer                               November 1999; Audit Manager, Ernst
                                                                                & Young LLP from 1991-1999.
------------------------------------------------------------------------------------------------------------------------------------
SHERRY K. VETTERLEIN      Vice President and Secretary     (Since 2001)         Vice President and Assistant Secretary
40 yrs. old                                                                     of SEI Investments Global Funds Services
                                                                                and SEI Investments Distribution Co.
                                                                                since January 2001; Shareholder/Partner,
                                                                                Buchanan Ingersoll Professional
                                                                                Corporation from 1992-2000.
------------------------------------------------------------------------------------------------------------------------------------
TODD B. CIPPERMAN  Vice President and Assistant Secretary  (Since 1995)         Senior Vice President and General
36 yrs. old                                                                     Counsel of SEI Investments; Senior Vice
                                                                                President, General Counsel and Secretary
                                                                                of SEI Investments Global Funds Services
                                                                                and SEI Investments Distribution Co.
                                                                                since 2000; Vice President and Assistant
                                                                                Secretary of SEI Investments, SEI Global
                                                                                Funds Services and SEI Investments
                                                                                Distribution Co. from 1999-2000;
                                                                                Associate, Dewey Ballantine (law firm)
                                                                                from 1994-1995.
------------------------------------------------------------------------------------------------------------------------------------

        NUMBER OF
       PORTFOLIOS
    IN THE ADVISORS'
    INNER CIRCLE FUND
    OVERSEEN BY BOARD                                OTHER DIRECTORSHIPS
         MEMBER                                     HELD BY BOARD MEMBER3
--------------------------------------------------------------------------------

           N/A                                               N/A








--------------------------------------------------------------------------------
           N/A                                               N/A


--------------------------------------------------------------------------------
           N/A                                               N/A





--------------------------------------------------------------------------------
           N/A                                               N/A

--------------------------------------------------------------------------------

1 The business address of each officer is SEI Investments Company, 1 Freedom Valley Drive, Oaks, Pennsylvania 19456.

                                     24 & 25

 TRUSTEES AND OFFICERS OF THE ADVISORS' INNER CIRCLE FUND (UNAUDITED)



                                                             TERM OF
                                    POSITION(S)             OFFICE AND
    NAME, ADDRESS1,                  HELD WITH               LENGTH OF               PRINCIPAL OCCUPATION(S)
         AGE                        THE TRUST               TIME SERVED                DURING PAST 5 YEARS
------------------------------------------------------------------------------------------------------------------------------------
OFFICERS (CONTINUED)
LYDIA A. GAVALIS                Vice President and         (Since 1998)         Vice President and Assistant Secretary
                                                                                Global Funds Services and SEI Investments
                                                                                Distribution Co. since 1998; Assistant
                                                                                General Counsel and Director of Arbitration,
                                                                                Philadelphia Stock Exchange from 1989-1998.
------------------------------------------------------------------------------------------------------------------------------------
TIMOTHY D. BARTO             Assistant Vice President      (Since 2000)         Vice President and Assistant Secretary of SEI
34 yrs. old                   and Assistant Secretary                           Investments Global Funds Services and SEI
                                                                                Investments Distribution Co. since  1999;
                                                                                Associate, Dechert (law firm) from 1997-1999;
                                                                                Associate, Richter, Miller & Finn (law firm)
                                                                                from 1994-1997.
------------------------------------------------------------------------------------------------------------------------------------
WILLIAM E. ZITELLI           Assistant Vice President      (Since 2000)         Vice President and Assistant Secretary of
34 yrs. old                        and Secretary                                SEI Investments Global Funds Services and
                                                                                SEI Investments Distribution Co. since 2000;
                                                                                Vice President, Merrill Lynch & Co. Asset
                                                                                Management Group from 1998 - 2000; Associate
                                                                                at Pepper Hamilton LLP from 1997-1998.
------------------------------------------------------------------------------------------------------------------------------------
CHRISTINE M. MCCULLOUGH         Vice President and         (Since 2000)         Vice President and Assistant Secretary of SEI
42 yrs. old                     Assistant Secretary                             Investments Global Funds Services and SEI
                                                                                Investments Distribution Co. since 1999;
                                                                                Associate at White and Williams LLP
                                                                                from 1991-1999.
------------------------------------------------------------------------------------------------------------------------------------
JOHN C. MUNCH                   Vice President and         (Since 2001)         Vice President and Assistant Secretary of SEI
31 yrs. old                     Assistant Secretary                             Investments Global Funds Services and SEI
                                                                                Investments Distribution Co. since 2001;
                                                                                Associate at Howard Rice Nemorvoski
                                                                                Canady Falk & Rabkin from 1998-2001;
                                                                                Associate at Seward & Kissel from 1996-1998.
------------------------------------------------------------------------------------------------------------------------------------

        NUMBER OF
       PORTFOLIOS
    IN THE ADVISORS'
    INNER CIRCLE FUND
       OVERSEEN BY                                   OTHER DIRECTORSHIPS
         OFFICER                                       HELD BY OFFICER
--------------------------------------------------------------------------------
          N/A                                                N/A




--------------------------------------------------------------------------------
          N/A                                                N/A





--------------------------------------------------------------------------------
          N/A                                                N/A





--------------------------------------------------------------------------------
          N/A                                                N/A




--------------------------------------------------------------------------------
          N/A                                                N/A





--------------------------------------------------------------------------------

1 The business address of each officer is SEI Investments Company, 1 Freedom Valley Drive, Oaks, Pennsylvania 19456.





                                     26 & 27




                             NOTICE TO SHAREHOLDERS
                                       OF
                               THE FMC SELECT FUND
                                   (Unaudited)



For shareholders that do not have an October 31, 2002 tax year end, this notice is for informational purposes only. For shareholders with an October 31, 2002 tax year end, please consult your tax advisor as to the pertinence of this notice. For the fiscal year ended October 31, 2002, the Fund is designating the following items with regard to distributions paid during the year.

  Long Term   Long Long Term
 (20% Rate)    (18% Rate)    Ordinary
Capital Gain  Capital Gain    Income     Tax-Exempt      Total      Qualifying
Distribution  Distribution Distributions  Interest   Distributions Dividends(1)
------------  ------------ ------------ ------------ ------------- ------------
   67.82%          2.78%        29.40%         0.00%        100.00%      32.65%



--------------------------------------------------------------------------------
(1) Qualifying dividends represent dividends which qualify for the corporate dividends received deduction and is reflected as a percentage of "Ordinary Income Distributions".

                                      NOTES

                                      NOTES

                                      NOTES

                                 FMC SELECT FUND
                                 P.O. Box 219009
                           Kansas City, MO 64121-9009

                                    ADVISER:
                               FIRST MANHATTAN CO.
                               437 Madison Avenue
                               New York, NY 10022

                                  DISTRIBUTOR:
                        SEI INVESTMENTS DISTRIBUTION CO.
                                 Oaks, PA 19456

                                 ADMINISTRATOR:
                      SEI INVESTMENTS GLOBAL FUNDS SERVICES
                                 Oaks, PA 19456

                                 LEGAL COUNSEL:
                           MORGAN, LEWIS & BOCKIUS LLP
                          1111 Pennsylvania Ave., N.W.
                              Washington, DC 20036

                              INDEPENDENT AUDITORS:
                                    KPMG LLP
                               1601 Market Street
                             Philadelphia, PA 19103



This information must be preceded or accompanied by a current prospectus for the Fund described.

FMC-AR-002-0200